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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Key Energy Group, Inc.:

We consent to the use of our report incorporated herein by reference.


                                        /s/ KPMG Peat Marwick LLP

                                        KPMG PEAT MARWICK LLP


Midland, Texas
October 17, 1997